CAMBRIA ETF TRUST

Cambria Global Value ETF

Supplement dated May 21, 2014
to the Summary Prospectus Dated March 4, 2014

1.         In the “Principal Investment Strategies” section of the summary prospectus on page 2, the following disclosure is added prior to the last sentence of the second paragraph:

Other screens exclude as components any foreign issuers whose securities are highly restricted or illegal for U.S. persons to own, including due to the imposition of sanctions by the U.S. Government

2.         In the “Principal Risks” section of the summary prospectus on page 4, the following disclosure is added prior to “Secondary Market Trading Risk:”

Russia Risk.  A portion of the Fund’s investments may be in Russian securities and instruments. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and a Russian bank. Additional broader sanctions may be imposed in the future.  These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.  These events could have a negative effect on the performance of the Fund, and could interfere with the ability of the Fund to track the Underlying Index.  The Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

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